SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): FEBRUARY 25, 2003



                          HOLLYWOOD CASINO CORPORATION
                                HWCC-TUNICA, INC.
               (Exact name of Registrant as specified in charter)




          DELAWARE                       33-48887                75-2352412
           TEXAS                 (Commission file number)        75-2513808
(State or other jurisdiction                                  (I.R.S. employer
     of incorporation)                                       identification no.)



                         TWO GALLERIA TOWER, SUITE 2200
                                 13455 NOEL ROAD
                               DALLAS, TEXAS 75240
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 392-7777


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ITEM 5.    OTHER EVENTS.

           On August 7, 2002, Hollywood Casino Corporation, a Delaware corporation ("HCC"), Penn National Gaming, Inc., a Pennsylvania corporation ("Penn National"), and P Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Penn National ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, and subject to the conditions thereof, HCC will become a wholly-owned subsidiary of Penn National through the merger of Merger Sub with and into HCC (the "Merger").

           The Merger and the financing transactions contemplated under the Merger Agreement are subject to, among other things, the approvals of the Illinois Gaming Board, the Louisiana Gaming Control Board and the Mississippi Gaming Commission, and the financing transactions are subject to, among other things, the approval of the West Virginia Lottery Commission and the West Virginia Racing Commission. On November 20, 2002, the Mississippi Gaming Commission granted approval for the consummation of the Merger and financing transactions as contemplated by the Merger Agreement. On November 22, 2002, the West Virginia Lottery Commission granted approval for the consummation of the financing transactions as contemplated under the Merger Agreement. On February 18, 2003, the Louisiana Gaming Control Board granted approval for the consummation of the Merger and financing transactions as contemplated by the Merger Agreement. On February 20, 2003, the West Virginia Racing Commission granted approval for the consummation of the financing transactions as contemplated by the Merger Agreement. On February 25, 2003, the Illinois Gaming Board granted approval for the consummation of the Merger and financing transactions as contemplated by the Merger Agreement. Now that all of the requisite approvals have been obtained, the parties to the Merger Agreement expect to close the transactions contemplated by the Merger Agreement, including the consummation of the Merger, as soon as reasonably practicable.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a) Not applicable.

           (b) Not applicable.

           (c) None.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HOLLYWOOD CASINO CORPORATION

Dated: February 25, 2003           By: /s/ Walter E. Evans
                                       -----------------------------------------
                                       Walter E. Evans
                                       Executive Vice President, General Counsel
                                       and Secretary




                                   HWCC-TUNICA, INC.

Dated: February 25, 2003           By: /s/ Walter E. Evans
                                       -----------------------------------------
                                       Walter E. Evans
                                       Executive Vice President, General Counsel
                                       and Secretary